Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
3133XVEM9
3137EACG2
31398AYM8

Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
FANNIE MAE

Underwriters
Bank of America, Credit Suisse, Deutsche
Bank, Barclays, BNP Paribas, Citigroup,
FTN Financial, Goldman Sachs, HSBC, JP
Morgan, RBC, RBS
Bank of America, Barclays, JP Morgan
Bank of America, Barclays, JP Morgan
Securities

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
FHLB 1 5/8 11/21/12
FHLMC 1 3/8 01/09/13
FNMA 1 3/4 08/10/12

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
10/14/2009
12/1/2009
7/9/2009

Total amount of offering sold to QIBs
3,500,000,000
4,000,000,000
5,000,000,000

Total amount of any concurrent public offering
0
0
0

Total
3,500,000,000
4,000,000,000
5,000,000,000

Public offering price
99.784
99.903
99.926

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread or commission
0.08%
0.08%
0.08%

Rating
Aaa / AAA
Aaa / AAAe
Aaa / AAA

Current yield
1.63%
1.39%
1.74%

Benchmark vs Spread (basis points)
24.5
31
124









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*

DWS Funds







DWS GNMA Fund
16,000,000.00
 $
15,965,440.00
0.46%
-0.51%
0.19%
12/31/2009

DWS Short Duration Plus Fund
12,000,000.00
 $
11,974,080.00
0.34%
-0.51%
1.07%
12/31/2009

DWS Strategic Government Securities Fund
12,000,000.00
 $
11,974,080.00
0.34%
-0.51%
0.19%
12/31/2009

Total
40,000,000.00
 $
39,913,600.00
1.14%












^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




























Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
36185JAA7
61757UAH3
06050BAG6

Issuer
GMAC INC
MORGAN STANLEY
BANK OF AMERICA CORP

Underwriters
Citigroup, Deutsche Bank, Morgan Stanley,
RBS
Bank of New York Mellon, BB&T, Cabrera
Capital Markets, CastleOak, FTN Financial,
HSBC, Keybanc Capital Markets, Loop
Capital Markets
Bank of America

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
GMAC 1 3/4 10/30/12
MS 1.95 06/20/12
BAC 2.1 04/30/12

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Citibank
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
10/28/2009
1/14/2009
1/27/2009

Total amount of offering sold to QIBs
2,900,000,000
3,000,000,000
6,000,000,000

Total amount of any concurrent public offering
0
0
0

Total
2,900,000,000
3,000,000,000
6,000,000,000

Public offering price
99.991
99.958
99.970

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread or commission
0.30%
0.30%
0.30%

Rating
Aaa / AAA
Aaa / AAA
Aaa / AAA

Current yield
1.75%
1.93%
2.06%

Benchmark vs Spread (basis points)
31.6
97.6
97.2









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*

DWS Funds







DWS GNMA Fund
6,200,000
 $
6,199,442.00
0.21%
-0.64%
-0.09%
12/31/2009

DWS Short Duration Fund
400,000
 $
399,964.00
0.01%
-0.64%
-0.09%
12/31/2009

DWS Short Duration Plus Fund
6,000,000
 $
5,999,460.00
0.21%
0.32%
0.61%
11/16/2009

DWS Strategic Government Securities Fund
6,200,000
 $
6,199,442.00
0.21%
0.32%
0.53%
11/16/2009

Total
18,800,000
 $
18,798,308.00
0.65%












^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.